UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        February 8, 2005

BOARDWALK PIPELINES, LLC

(Exact name of registrant as specified in its charter)

   DELAWARE                   333-108693-01               06-1687421

(State or Other Jurisdiction     (Commission File Number)              (IRS Employer

  of Incorporation)                                                Identification No.)

3800 FREDERICA STREET, OWENSBORO, KENTUCKY                      42301

(Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code

(270) 926-8686

TGT PIPELINE, LLC

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On February 8, 2005, the Registrant changed its name from TGT Pipeline, LLC to Boardwalk Pipelines, LLC.  The Registrant is an indirect wholly-owned subsidiary of Loews Corporation and the owner of Texas Gas Transmission, LLC and Gulf South Pipeline Company, LP.

Item 9.01    Financial Statements and Exhibits

(c)  Exhibits:

EXHIBIT NO.

DESCRIPTION

99.1

Press Release issued on February 8, 2005 announcing TGT Pipeline, LLC name change to Boardwalk Pipelines, LLC

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOARDWALK PIPELINES, LLC

         (Registrant)

Date:  February 9, 2005

 By: /s/ Jamie L. Buskill

Jamie L. Buskill

Vice President and

Chief Financial Officer